UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 14, 2016 (March 8, 2016)

MACK-CALI REALTY CORPORATION

(Exact Name of Registrant as Specified in Charter)

Maryland	1-13274	22-3305147
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

343 Thornall Street, Edison, New Jersey,	08837-2206
(Address of Principal Executive Offices)	(Zip Code)

(732) 590-1000

(Registrant’s telephone number, including area code)

MACK-CALI REALTY, L.P.

(Exact Name of Registrant as Specified in Charter)

Delaware	333-57103	22-3315804
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

343 Thornall Street, Edison, New Jersey,	08837-2206
(Address of Principal Executive Offices)	(Zip Code)

(732) 590-1000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                                           Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 8, 2016, the board of directors (the “Board of Directors”) of Mack-Cali Realty Corporation (the “Company” or the “General Partner”), the general partner of Mack-Cali Realty, L.P. (the “Operating Partnership”), approved the recommendations and ratified the determinations of the Executive Compensation and Option Committee of the Board of Directors (the “Compensation Committee”) and authorized the General Partner to grant Long-Term Incentive Plan (“LTIP”) awards to the management teams of the Company and Roseland, including all of the Company’s executive officers (the “2016 LTIP Awards”). All of the 2016 LTIP Awards will be in the form of units in the Operating Partnership (“LTIP Units”) and shall constitute awards under Company’s stockholder approved 2013 Stock Incentive Plan. For Messrs. Rudin, DeMarco and Tycher, approximately twenty-five percent (25%) of the target 2016 LTIP Award will be in the form of a time-based award that will vest after three years on March 8, 2019 (the “2016 TBV LTIP Units”), and the remaining approximately seventy-five percent (75%) of the target 2016 LTIP Award will be a performance-based award under a new Outperformance Plan (the “2016 OPP”) adopted by the Board of Directors consisting of a multi-year, performance-based equity compensation plan and related forms of award agreement (the “2016 PBV LTIP Units”).  For all other executive officers, approximately forty percent (40%) of the target 2016 LTIP Award will be in the form of 2016 TBV LTIP Units and the remaining approximately sixty percent (60%) of the target 2016 LTIP Award will be in the form of 2016 PBV LTIP Units.

The 2016 OPP is designed to align the interests of senior management to relative and absolute performance of the Company over a three-year performance period from March 8, 2016 through March 7, 2019. The senior management team  that received 2016 LTIP Awards includes the eight executive officers identified in this Current Report on Form 8-K and twelve additional senior vice presidents of the Company and Roseland.  Participants in the 2016 OPP will only earn the full awards if, over the three-year performance period, the Company achieves a fifty percent (50%) absolute total stockholder return (“TSR”) and if the Company is in the 75th percentile of performance verses the NAREIT Office Index.  The Board of Directors designed the 2016 OPP to conform to the highest form of best compensation practices in the industry.

The material terms of the 2016 LTIP Awards are discussed further below in this Current Report on Form 8-K.

Also on March 8, 2016, the Board of Directors approved the recommendations and ratified the determinations of the Compensation Committee to:

1.                                      Award cash bonuses to executive officers of the Company for 2015 performance as follows:

a. Mitchell E. Rudin, Chief Executive Officer:	$900,000

b. Michael J. DeMarco, President and Chief Operating Officer:	$900,000

c. Marshall B. Tycher, President of Roseland Residential Trust (“Roseland”):	$2,000,000

d. Anthony Krug, Chief Financial Officer:	$300,000

e. Gary T. Wagner, Chief Legal Officer:	$150,000

f. Ricardo Cardoso, Executive Vice President and Chief Investment Officer:	$150,000

g. Robert Andrew Marshall, Chief Operating Officer of Roseland:	$350,000

h. Christopher DeLorenzo, Executive Vice President, Leasing:	$150,000

The bonus awards for Messrs. Rudin and DeMarco for 2015 were based on the Compensation Committee’s assessment of their development of the Company’s new three year strategic plan announced in September 2015 and pro-rated based on their approximate service period with the Company in 2015.

2.                                      Set the annual base salaries of the executive officers of the Company for 2016 effective as of January 1, 2016 as follows:

a. Mitchell E. Rudin, Chief Executive Officer:	$750,000

b. Michael J. DeMarco, President and Chief Operating Officer:	$750,000

c. Marshall B. Tycher, President of Roseland:	$750,000

d. Anthony Krug, Chief Financial Officer:	$500,000

e. Gary T. Wagner, Chief Legal Officer:	$400,000

f. Ricardo Cardoso, Executive Vice President and Chief Investment Officer:	$400,000

g. Robert Andrew Marshall, Chief Operating Officer of Roseland:	$450,000

h. Christopher DeLorenzo, Executive Vice President, Leasing:	$450,000

3.                                      Establish 2016 target annual bonus opportunities for the executive officers of the Company as set forth below, which may be earned from 0% to 200% of such target amount, in each case subject to the attainment of criteria described below.

a. Mitchell E. Rudin, Chief Executive Officer:	$750,000

b. Michael J. DeMarco, President and Chief Operating Officer:	$750,000

c. Marshall B. Tycher, President of Roseland:	$750,000

d. Anthony Krug, Chief Financial Officer:	$200,000

e. Gary T. Wagner, Chief Legal Officer:	$160,000

f. Ricardo Cardoso, Executive Vice President and Chief Investment Officer:	$160,000

g. Robert Andrew Marshall, Chief Operating Officer of Roseland:	$225,000

h. Christopher DeLorenzo, Executive Vice President, Leasing:	$180,000

The determination of 2016 bonuses for Messrs. Rudin and DeMarco will be based 90% on Company performance measures and 10% on the Compensation Committee’s assessment of individual performance.  The determinations of 2016 bonuses for Messrs. Krug, Wagner, Cardoso and DeLorenzo will be based 75% on Company performance measures and 25% on the Compensation Committee’s assessment of individual performance.  The 2016 Company performance measures approved by the Compensation Committee and ratified and adopted by the Board of Directors are:

Metric	Weight	Threshold	Target	Maximum
Core FFO (Funds From Operations) per Share	65%	$2.00	$2.04	$2.10
Year-end Percent Leased - Office	25%	88.0%	89.0%	90.0%
Disposition Volume(1)	10%	$400,000,000	$500,000,000	$600,000,000

(1)                       Relates to the total sale price of office properties to be disposed of pursuant to the Company’s three year strategic plan announced in September 2015 that are completed in 2016.

Performance between threshold and maximum will be determined based on linear interpolation.

The determination of 2016 bonuses for Messrs. Tycher and Marshall will be based 75% on Roseland performance measures and 25% on the Compensation Committee’s assessment of individual performance.  The 2016 Roseland performance measures approved by the Compensation Committee and ratified and adopted by the Board of Directors are:

Metric	Weight	Threshold	Target	Maximum
Multi-Family Development Volume	60%	600 units	675 units	800 units
Year-end Occupancy - Multi-Family(1)	20%	93.0%	94.0%	95.0%
Roseland Equity Raise(2)	20%	$100,000,000	$200,000,000	$300,000,000

(1)                       Excludes non-stabilized buildings and units taken out of service for repositioning.

(2)                       As part of the Company’s three year strategic plan announced in September 2015, the Company will seek to raise capital through the sale of equity interests in Roseland in a private placement to institutional investors or joint venture partners.

Performance between threshold and maximum will be determined based on linear interpolation.

Under the 2016 OPP described above, participants, including the Company’s executive officers and the management teams of the Company and Roseland, have the opportunity to vest in 2016 PBV LTIP Units that ultimately may be settled in common stock of the Company according to the following schedules, with linear interpolation for performance between levels:

	Absolute TSR (50% of total 2016 PBV LTIP Units)		Relative TSR (50% of total 2016 PBV LTIP Units)
Performance Level	Company Absolute 3-Year TSR	Payout as % of Maximum LTIP Units	CLI 3-Year TSR Percentile Rank	Payout as % of Maximum LTIP Units
< Threshold	<21%	0%	< 45th Percentile	0%
Threshold	21%	25%	45th Percentile	25%
Target	35.5%	62.5%	60th Percentile	62.5%
Maximum	50%	100%	75th Percentile	100%

If the designated performance objectives are achieved, 2016 PBV LTIP Units are also subject to time-based vesting requirements, with 50% of vested 2016 PBV LTIP Units vesting at the end of the performance period on March 7, 2019, and the remaining 50% of vested 2016 PBV LTIP Units vesting 25% each on March 7, 2020 and March 7, 2021.

The executive officers of the Company received the following 2016 LTIP Awards:

Executive Officer	2016 TBV LTIP Units(1)	Maximum 2016 PBV LTIP Units(2)
Mitchell E. Rudin	23,041	118,989
Michael J. DeMarco	23,041	118,989
Marshall B. Tycher	23,041	118,989
Anthony Krug	7,373	11,899
Gary T. Wagner	3,687	5,949
Ricardo Cardoso	3,687	5,949

Robert Andrew Marshall	22,120	35,697
Christopher DeLorenzo	3,687	5,949

(1) Calculated based on the grant date fair value of $21.70, the closing price of the Company’s common stock as reported on the New York Stock Exchange on March 7, 2016.

(2) Calculated based on the maximum number of LTIP Units that may be vested and the average closing price of the Company’s common stock as reported on the New York Stock Exchange from January 1, 2016 through March 7, 2016 of $20.17.

LTIP Units were issued on March 8, 2016, but will remain subject to forfeiture depending on the extent that the 2016 LTIP Awards vest. The number of LTIP Units to be issued initially to recipients of the 2016 PBV LTIP Awards is the maximum number of LTIP Units that may be earned under the awards. The number of LTIP Units that actually vest for each award recipient will be determined at the end of the performance measurement period. TSR for the Company and for the Index over the three-year measurement period and other circumstances will determine how many LTIP Units vest for each recipient; if they are fewer than the number issued initially, the balance will be forfeited as of the performance measurement date.

Prior to vesting, recipients of LTIP Units will be entitled to receive per unit distributions equal to one-tenth (10%) of the regular quarterly distributions payable on a common unit of limited partnership interest in the Operating Partnership (a “Common Unit”), but will not be entitled to receive any special distributions. Distributions with respect to the other nine-tenths (90%) of regular quarterly distributions payable on a Common Unit will accrue but shall only become payable upon vesting of the LTIP Unit. After vesting of the 2016 TBV LTIP Units or the end of the measurement period for the 2016 PBV LTIP Units, the number of LTIP Units, both vested and unvested, will be entitled to receive distributions in an amount per unit equal to distributions, both regular and special, payable on a Common Unit.

LTIP Units are designed to qualify as “profits interests” in the Operating Partnership for federal income tax purposes. As a general matter, the profits interests characteristics of the LTIP Units mean that initially they will not be economically equivalent in value to a Common Unit. If and when events specified by applicable tax regulations occur, LTIP Units can over time increase in value up to the point where they are equivalent to Common Units on a one-for-one basis. After LTIP Units are fully vested, and to the extent the special tax rules applicable to profits interests have allowed them to become equivalent in value to Common Units, LTIP Units may be converted on a one-for-one basis into Common Units. Common Units in turn have a one-for-one relationship in value with shares of the Company’s common stock, and are redeemable on a one-for-one basis for cash or, at the election of the Company, shares of the Company’s common stock.

The forms of award agreements for the 2016 TBV LTIP Units and 2016 PBV LTIP Units are filed herewith as Exhibits 10.1 and 10.2 and are incorporated herein by reference.  The 2016 LTIP Awards to Messrs. Rudin and DeMarco are in lieu of and shall supersede and replace the long-term incentive plan awards for calendar year 2016 contemplated by paragraph 4(b) of each of their employment agreements with the Company dated June 3, 2015.

Item 5.03                                           Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On March 8, 2016, the General Partner in its capacity as sole general partner of the Operating Partnership, adopted the Fourth Amendment (the “Amendment”) to the Second Amended and Restated Agreement of Limited Partnership of the Operating Partnership, as amended (the “Partnership Agreement”), to create new classes of LTIP Units under the Partnership Agreement in connection with the 2016 LTIP Awards as further described under Item 5.02 above, which disclosure is incorporated herein by reference.

A copy of the Amendment is filed as Exhibit 3.1 hereto and is incorporated herein by reference.

Item 8.01                                           Other Events.

On March 8, 2016, the Board of Directors of the General Partner approved the recommendations and ratified the determinations of the Compensation Committee and authorized the General Partner to:

(1)                                 maintain the annual cash retainer paid to non-employee members of the Board of Directors at $60,000;

(2)                                 maintain the additional annual cash retainer paid to the chairs of each of the committees of the Board of Directors at $15,000;

(3)                                 increase the additional annual cash retainer paid to the lead independent director of the Board of Directors from $20,000 to $40,000;

(4)                                 maintain the compensation paid to non-employee members of the Board of Directors for attendance at, or telephonic participation in, meetings of the Board of Directors or any committee thereof at $1,500 per meeting;

(5)                                 eliminate the one-time grants to new non-employee directors of up to 1,000 restricted shares of the General Partner’s common stock and 5,000 options to purchase shares of the General Partner’s common stock upon such non-employee director’s initial election to the Board of Directors;

(6)                                 maintain the annual grant to each non-employee member of the Board of Directors of $80,000 in the form of a restricted common stock award pursuant to the General Partner’s 2013 Incentive Stock Plan in an amount equal to 3,687 shares of the General Partner’s common stock in consideration of service as a member of the Board of Directors in 2015. The restricted common stock granted to the non-employee members of the Board of Directors will vest on January 1, 2017; and

(7)                                 increase the equity ownership guidelines for non-employee directors from $200,000 to five (5) times the annual cash retainer (currently $300,000) of any combination of shares of Common Stock of the Company, units of limited partnership interest of Mack-Cali Realty, L.P. redeemable for shares of Common Stock of the Company or units under the Company’s Deferred Compensation Plan for Directors.

A form of restricted share award agreement, effective March 8, 2016, entered into with each non-employee director is filed as exhibit 10.3 herewith.

Item 9.01                                           Financial Statements and Exhibits.

(d)  Exhibits

Exhibit No.	Description

3.1	Fourth Amendment dated as of March 8, 2016 to Second Amended and Restated Agreement of Limited Partnership of Mack-Cali Realty, L.P. dated as of December 11, 1997.

10.1	Form of 2016 Time-Based Long-Term Incentive Plan Award Agreement.

10.2	Form of 2016 Performance-Based Long-Term Incentive Plan Award Agreement.

10.3

Form of Restricted Share Award Agreement effective March 8, 2016 by and between Mack-Cali Realty Corporation and each of William L. Mack, Alan S. Bernikow, Kenneth M. Duberstein, Nathan Gantcher, Jonathan Litt, David S. Mack, Alan G. Philibosian, Dr. Irvin D. Reid, Vincent Tese and Roy J. Zuckerberg.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MACK-CALI REALTY CORPORATION

Dated: March 14, 2016	By:	/s/ Gary T. Wagner
Gary T. Wagner
Chief Legal Officer

MACK-CALI REALTY, L.P.

	By:	Mack-Cali Realty Corporation,
its general partner

Dated: March 14, 2016	By:	/s/ Gary T. Wagner
Gary T. Wagner
Chief Legal Officer

EXHIBIT INDEX

Exhibit No.	Description

3.1	Fourth Amendment dated as of March 8, 2016 to Second Amended and Restated Agreement of Limited Partnership of Mack-Cali Realty, L.P. dated as of December 11, 1997.

10.1	Form of 2016 Time-Based Long-Term Incentive Plan Award Agreement.

10.2	Form of 2016 Performance-Based Long-Term Incentive Plan Award Agreement.

10.3

Form of Restricted Share Award Agreement effective March 8, 2016 by and between Mack-Cali Realty Corporation and each of William L. Mack, Alan S. Bernikow, Kenneth M. Duberstein, Nathan Gantcher, Jonathan Litt, David S. Mack, Alan G. Philibosian, Dr. Irvin D. Reid, Vincent Tese and Roy J. Zuckerberg.